                                                                   EXHIBIT 10.35

                                                                  EXECUTION COPY






                           OMNIBUS AMENDMENT AGREEMENT


                                   containing


             AMENDMENT NO. 2 TO THE SALE AND SERVICING AGREEMENT and


                          SUPPLEMENTAL INDENTURE NO. 1


                            dated as of July 25, 2002

                                      among

                             CPS WAREHOUSE TRUST, as
                              Purchaser and Issuer,

                      CONSUMER PORTFOLIO SERVICES, INC., as
                               Seller and Servicer

                    SYSTEMS & SERVICES TECHNOLOGIES, INC., as
                                 Backup Servicer

                        BANK ONE TRUST COMPANY, N.A., as
                          Standby Servicer and Trustee

                    WESTDEUTSCHE LANDESBANK GIROZENTRALE, as
                                      Agent

                           OMNIBUS AMENDMENT AGREEMENT

         OMNIBUS AMENDMENT AGREEMENT, dated as of July 25, 2002 (the "AMENDMENT") among CPS WAREHOUSE TRUST, a Delaware business trust (in its capacities as the Issuer, the "ISSUER" and as Purchaser, the "PURCHASER," respectively), CONSUMER PORTFOLIO SERVICES, INC., a California corporation (in its capacities as Seller, the "SELLER" and as Servicer, the "SERVICER," respectively), SYSTEMS & SERVICES TECHNOLOGIES, INC., a Delaware corporation ("SST"), as Backup Servicer, and BANK ONE TRUST COMPANY, N.A., a national banking association, (in its capacities as Standby Servicer, the "STANDBY SERVICER" and as Trustee, the "TRUSTEE," respectively) and WESTDEUTSCHE LANDESBANK GIROZENTRALE ( the "AGENT"), as it may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms.

                                    RECITALS
                                    --------

         WHEREAS, the Purchaser, the Seller, the Servicer, SST, the Standby Servicer and the Trustee (collectively, the "SSA AMENDING PARTIES") have entered into the Sale and Servicing Agreement dated as of March 7, 2002, as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms (the "SALE AND SERVICING AGREEMENT") and the SSA Amending Parties desire to amend the Sale and Servicing Agreement in certain respects as provided below with the consent of the Noteholder and the Controlling Party;

         WHEREAS, the Issuer, the Agent and the Trustee (collectively, the "INDENTURE AMENDING PARTIES" and together with the SSA Amending Parties, the "AMENDING PARTIES") have entered into the Indenture, dated as of March 7, 2002, as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms (the "INDENTURE");

         WHEREAS, SECTION 9.2 of the Indenture permits the Issuer and the Trustee, with the consent of the Controlling Party and the Holder, and notice given to the Rating Agencies, to enter into one or more indentures supplemental to the Indenture;

         WHEREAS, the Issuer wishes to amend certain provisions of the Indenture; and

         WHEREAS, the parties to the Note Purchase Agreement and the Liquidity Asset Purchase Agreement (collectively, the "OTHER DOCUMENTS"), desire to acknowledge and consent to this Amendment.


                                   AGREEMENTS
                                   ----------

         In consideration of the premises, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the Amending Parties agree as follows:

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS

         SECTION 1.1. DEFINED TERMS. Unless defined in this Amendment, capitalized terms used in this Amendment (including in the Preamble and the Recitals) shall have the meaning given such terms in ANNEX A to the Sale and Servicing Agreement, as identifiable from the context in which such term is used.


                                   ARTICLE II
                                   ----------

                                   AMENDMENTS

         SECTION 2.1. AMENDMENTS TO ANNEX A TO THE SALE AND SERVICING AGREEMENT. ANNEX A to the Sale and Servicing Agreement is hereby amended as follows:

                           (a) The definition of "COMMITMENT AMOUNT" is hereby
amended by deleting the existing definition and replacing it with the following:

                  ""COMMITMENT AMOUNT" means, as to the Committed Note Purchaser, (i) on any day during the period from and including July 25, 2002 to and including September 7, 2002, $132,600,000 and (ii) on any day other than a day specified in clause (i) above, $102,000,000, in each case, as such amount may be modified from time to time by written agreement among Paradigm, the Servicer, the Controlling Party and the Issuer in accordance with the terms of the Note Purchase Agreement.".

                           (b) The definition of "MAXIMUM INVESTED AMOUNT" is
hereby amended by deleting the existing definition and replacing it with the following:

                  ""MAXIMUM INVESTED AMOUNT" means, (i) on any day during the period from and including July 25, 2002 to and including September 7, 2002, $130,000,000 and (ii) on any day other than a day specified in clause (i) above, $100,000,000.".

         SECTION 2.2. AMENDMENT TO SECTION 5.1 OF THE INDENTURE. Section 5.1 of the Indenture is hereby amended as follows:

                           (a) The following is hereby inserted immediately
following SECTION 5.1(VI):

                  "(vii) the Invested Amount exceeds the Maximum Invested Amount at any time and such condition continues for one Business Day."

         SECTION 2.3. AMENDMENT TO EXHIBIT A-1 OF THE INDENTURE. Exhibit A-1 is hereby amended by deleting the existing Exhibit A-1 and replacing it with Exhibit A-1 attached hereto.

         SECTION 2.4. CONSENT OF THE INDENTURE AMENDING PARTIES. The Indenture Amending Parties hereby consent to the amendments to the definitions of "MAXIMUM INVESTED AMOUNT" and "COMMITMENT AMOUNT" as set forth in Section 2.1 hereof.

                                   ARTICLE III
                                   -----------

                           CONDITION TO EFFECTIVENESS

         SECTION 3.1. EXECUTION OF AMENDMENT BY AMENDING PARTIES. This Amendment shall become effective upon (a) receipt by the Noteholder, the Controlling Party, the Liquidity Agent, the Administrator and the Purchaser of executed counterparts of this Amendment and (b) receipt by the Trustee, the Noteholder and the Controlling Party of a certificate by the Seller that the Rating Agency Condition has been satisfied.


                                   ARTICLE IV
                                   ----------

                                  MISCELLANEOUS

         SECTION 4.1. RATIFICATION. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the Amending Parties under the Sale and Servicing Agreement or the Indenture, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Sale and Servicing Agreement or the Indenture, all of which are hereby ratified and affirmed in all respects by each of the Amending Parties and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Sale and Servicing Agreement and the Indenture specifically referred to herein and any references in the Sale and Servicing Agreement and the Indenture to the provisions of the Sale and Servicing Agreement and the Indenture specifically referred to herein shall be to such provisions as amended by this Amendment. Notwithstanding the preceding sentence, this Amendment shall apply and be effective with respect to the provisions of the Other Documents.

         SECTION 4.2. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         SECTION 4.3. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW (INCLUDING, WITHOUT LIMITATION, THE UCC) OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF
LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

         SECTION 4.4. WAIVER OF NOTICE. Each of the Amending Parties waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

         SECTION 4.5. HEADINGS. The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment, the Sale and Servicing Agreement or the Indenture and shall not affect the construction or interpretation of this Amendment, the Sale and Servicing Agreement or the Indenture or any provisions hereof or thereof.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Amending Parties have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.



                                        CPS WAREHOUSE TRUST

                                        By: Wilmington Trust Company, not in its
                                        individual capacity but solely as Owner
                                        Trustee

                                        By:      ____________________
                                        Name:
                                        Title:



                                        CONSUMER PORTFOLIO SERVICES, INC.,
                                        as Seller


                                        By:      ______________________
                                        Name:
                                        Title:


                                        CONSUMER PORTFOLIO SERVICES, INC.,
                                        as Servicer


                                        By:      ____________________
                                        Name:
                                        Title:

                                         BANK ONE TRUST COMPANY, N.A.,
                                         not in its individual capacity, but
                                         solely as Standby Servicer and Trustee


                                         By:      ____________________
                                         Name:
                                         Title:


                                         SYSTEMS & SERVICES TECHNOLOGIES, INC.,
                                         as Backup Servicer

                                         By:      ____________________
                                         Name:
                                         Title:


                                         WESTDEUTSCHE LANDESBANK
                                         GIROZENTRALE, NEW YORK
                                         BRANCH,  as Agent


                                         By:      _________________________
                                         Name:
                                         Title:



                                         By:      _________________________
                                         Name:
                                         Title:



CONSENTED AND AGREED TO:


PARADIGM FUNDING LLC, as Noteholder


By:      _________________________
         Name:
         Title:

XL CAPITAL ASSURANCE INC., as Controlling Party


By:      _________________________
         Name:
         Title:






WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as Committed Note Purchaser


By:      _________________________
         Name:
         Title:
By:      _________________________
         Name:
         Title:



WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH,  as Liquidity Agent


By:      _________________________
         Name:
         Title:



By:      _________________________
         Name:
         Title:

WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH,  as Administrator


By:      _________________________
         Name:
         Title:



By:      _________________________
         Name:
         Title:



WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH,  as Purchaser


By:      _________________________
         Name:
         Title:



By:      _________________________
         Name:
         Title:

                                                                       ANNEX A-1

                              AMENDED AND RESTATED

                              VARIABLE FUNDING NOTE

REGISTERED                                                    up to $130,000,000


No. A-1

                       SEE REVERSE FOR CERTAIN CONDITIONS


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THE NOTE, AGREES FOR THE BENEFIT OF THE ISSUER THAT IT IS AN INSTITUTIONAL INVESTOR THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT AND THAT SUCH NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY TO (1) THE ISSUER (UPON REDEMPTION THEREOF OR OTHERWISE), (2) A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (3) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION; PROVIDED, THAT THE TRUSTEE OR THE ISSUER MAY REQUIRE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT, WHICH OPINION OF COUNSEL, IF SO REQUIRED, SHALL BE ADDRESSED TO THE ISSUER AND THE TRUSTEE AND SHALL BE SECURED AT THE EXPENSE OF THE HOLDER.

TRANSFERS OF THIS NOTE ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE. EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.5 OF THE INDENTURE, THIS NOTE MAY BE TRANSFERRED, SOLD, OR PLEDGED, IN WHOLE BUT NOT IN PART, ONLY TO (I) THE ISSUER OR (II)(A) AN INSTITUTIONAL ACCREDITED INVESTOR THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE INDENTURE, TO THE EFFECT THAT IT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS

FIDUCIARY CAPACITY) OR (B) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT, OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE, OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, UNLESS SUCH SALE, PLEDGE, OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN AND IN THE INDENTURE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                    AMENDED AND RESTATED CPS WAREHOUSE TRUST
                              VARIABLE FUNDING NOTE

CPS WAREHOUSE TRUST, a Delaware business trust (herein referred to as the "ISSUER"), for value received, hereby promises to pay to Westdeutsche Landesbank Girozentrale, acting through its New York Branch, a German banking corporation, as Agent (the "NOTEHOLDER"), or its registered assigns, the principal sum of up to ONE HUNDRED AND THIRTY MILLION DOLLARS ($130,000,000.00) or, if less the aggregate unpaid principal amount outstanding hereunder (whether or not shown on the schedule attached hereto (or such electronic counterpart maintained by the Trustee), which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Note shall be due on the on the last day of the third Interest Period after the Facility Termination Date. The Issuer will pay interest on this Note at the Note Interest Rate. Such interest on Advances shall be due and payable on each Settlement Date until the principal of this Note is paid or made available for payment, to the extent funds will be available from the Collection Account processed from and including the preceding Settlement Date to but excluding each such Settlement Date in respect of (a) an amount equal to interest accrued for the related Interest Period, which will be equal to the sum of the products, for each day during the related Interest Period, of (i) the
Note Interest Rate for such Interest Period and (ii) the Aggregate Principal Balance as of the close of business on such date DIVIDED BY 360, PLUS (b) an amount equal to the amount of any accrued and unpaid Note Interest Carryover Shortfall with respect to prior Interest Periods, with interest on the amount of such Note Interest Carryover Shortfall at the Note Interest Rate for the related Interest Period. Prior to the Final Scheduled Settlement Date and unless a Funding Termination Event shall have occurred, only interest payments on the outstanding principal amount of the Note shall be made to the holder hereof. Beginning on the first Settlement Date following the occurrence of a Funding Termination Event the principal of this Note shall be paid in installments on each subsequent Settlement Date to the extent of funds available for payment therefor pursuant to the Indenture. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. This Note does not represent an interest in, or an obligation of, the Servicer or any affiliate of the Servicer other than the Issuer.

This Note amends and restates the Variable Funding Note, dated as of March 7, 2002 (the "Original Note"), and is not a novation of the Original Note. All other terms of this Note, as governed by the Indenture, remain unchanged.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Bank One Trust Company, N.A., 201 North Central Avenue, Phoenix, Arizona 85004, Attention: Structured Finance CPS Warehouse Trust. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.





                            [Signature page follows.]

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: July 23, 2002                  CPS WAREHOUSE TRUST

                                     By:  Wilmington Trust Company,
                                     not in its individual capacity, but solely
                                     as Owner Trustee



                                     By:
                                        ----------------------------------------
                                           Name:
                                           Title:




                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is the Note issued under the within-mentioned Indenture.

                                           BANK ONE TRUST COMPANY, N.A., not in
                                           its individual capacity, but solely
                                           as Trustee


                                           By:
                                              ----------------------------------
                                                Authorized Signature

                               REVERSE OF THE NOTE


This Note is the duly authorized Note of the Issuer, designated as its Variable Funding Note (herein called the "NOTE"), issued under (i) the Indenture, dated as of March 7, 2002 (such Indenture, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, is herein called the "INDENTURE"), among the Issuer, Westdeutsche Landesbank Gironzentrale, acting through its New York Branch, as agent (the "Agent") and Bank One Trust Company, N.A., a national banking association, as trustee (the "TRUSTEE", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Note Purchaser. The Note is subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, shall have the meanings assigned to them in or pursuant to the Indenture, as so amended, supplemented or otherwise modified.

"Settlement Date" means, with respect to each Accrual Period, the 15th day of the following calendar month, or if such day is not a Business Day, the immediately following Business Day, commencing on April 15, 2002.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Final Scheduled Settlement Date. Notwithstanding the foregoing, if a Funding Termination Event, Insurance Agreement Event of Default or an Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Note may be paid earlier, as described in the Indenture.

Payments of interest on this Note due and payable on each Settlement Date, together with the installment of principal then due, if any, and any payments of principal made on any Business Day in respect of any prepayments, to the extent not in full payment of this Note, shall be made by wire transfer to the Holder of record of this Note (or any predecessor Note) on the Note Register as of the close of business on each Record Date. Any reduction in the principal amount of this Note (or any predecessor Note) effected by any payments made on any date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. Final payment of principal (together with any accrued and unpaid interest) on this Note will be paid to the Noteholder only upon presentation and surrender of this Note at the Corporate Trust Office for cancellation by the Trustee.

The Issuer shall pay interest on overdue installments of interest at the Note Interest Rate to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Note of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

The Noteholder, by acceptance of the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Trustee, the Issuer, the Owner Trustee or the Agent on the Note or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee, the Issuer, the Owner Trustee or the Agent in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee, the Issuer, the Owner Trustee or the Agent in its individual capacity, any holder of a beneficial interest in the Issuer, the Agent or the Trustee or of any successor or assign of the Trustee or the Agent in its individual capacity, except (a) as any such Person may have expressly agreed (it being understood that the Trustee and the Owner Trustee have no such obligations in their individual capacity) and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note, subject to SECTION 6.7 of the Indenture.

The Noteholder, by acceptance of the Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Note, the Indenture or the Basic Documents.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name the Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not the Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Issuer and the Noteholder that, for Federal, state and local income and franchise tax purposes, the Note will evidence indebtedness of the Issuer secured by the Collateral. The Noteholder, by the acceptance of the Note, agrees to treat the Note for Federal, state and local income and franchise tax purposes as indebtedness of the Issuer.

The Indenture permits in certain circumstances, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holder of the Note under the Indenture at any time by the Issuer with the consent of the Holder of the Note. The Indenture also contains provisions permitting the Holder of Note to waive compliance by the Issuer with certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of the Note (or any predecessor Note) shall be conclusive and binding upon such Holder and upon all future Holders of the Note and of the Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon the Note.

The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holder of the Note.

The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

The Note is issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

The Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of the Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on the Note at the times, place, and rate, and in the coin or currency herein prescribed, subject to any duty of the Issuer to deduct or withhold any amounts as required by law, including any applicable U.S. withholding taxes.

Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither the Owner Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee for the sole purposes of binding the interests of the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                            INCREASES AND DECREASES

==================================================================================================================
                UNPAID                                                  NOTE
               PRINCIPAL                                              INTEREST   INTEREST PERIOD   NOTATION MADE
    DATE        AMOUNT        INCREASE      DECREASE       TOTAL        RATE     (IF APPLICABLE)        BY
==================================================================================================================

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==================================================================================================================

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

______________________


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________________________________________
                          (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                        *
        ----------------------------           ---------------------------------
                                                       Signature Guaranteed:







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*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.